                                 EXHIBIT 10.27
ORACLE  NETWORK LICENSE ORDER FORM

     CUSTOMER NAME: Boston Communications Group Inc.
      CONTRACT ADMINISTRATOR: Paul Senn
     PHONE: 617.476.3603
     FAX: 617.692.6200
     CUSTOMER LOCATION:  100 Sylvan Road, Woburn, MA 01801
     TECHNICAL CONTACT: John Cooper
     PHONE:
     FAX:

ORACLE CONTRACT INFORMATION

     AGREEMENT: Software License and Services Agreement
     AGREEMENT NAME: **SLSA Attached**

               This Network License Order Form ("Order Form") is placed in accordance with the Agreement specified above
               ("Agreement"), unless otherwise specified.
               Customer hereby orders the Program licenses described herein for use in the United States, unless otherwise specified.

A. DESIGNATED SYSTEMS/PROGRAMS

1.  DESIGNATED SYSTEM(S):

     MAKE/MODEL: MS                      CSI:
     OPERATING SYSTEM: Windows NT        MEDIA TYPE      CD

2. USER PROGRAMS:

DESCRIPTION                QUANTITY   LICENSE TYPE  TYPE OF     LIST PRICE  %          NET FEE     LIST        %          SUPPORT
                                                    USE                     DISCOUNT               SUPPORT     DISCOUNT   FEE
                                                                                                   PRICE
Oracle7                         1     Full Use      2              --          --        --          --          --        --

                                                    Concurrent
Oracle7                         1     Deployment    20             --          --        --          --          --        --

                                                    Concurrent
Oracle Workgroup Server         1     App-Specific  2 Computer     --          --        --          --          --        --

~Developer/2000                 1     Full Use      2 Named        --          --        --          --          --        --

~Programmer/2000                1     Full Use      2 Named        --          --        --          --          --        --

~Designer/2000                  1     Full Use      2 Named        --          --        --          --          --        --

~Discoverer/2000                1     Full Use      20 Named       --          --        --          --          --        --
                                                              --------    ---------   --------   -------    --------  --------
                                                    SUBTOTAL      --          --        --          --          --        --




"CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. HEAVY BLACK LINES DENOTE SUCH OMISSIONS."

3.   ORDER SUMMARY

                                            TOTAL LICENSE FEES:      --

                             SERVER TECHNICAL SUPPORT TYPE:          Silver
                      INITIAL YEAR ANNUAL TECHNICAL SUPPORT FEE:     --


                        # of TRAINING UNITS(@ $380/each):            --
                                                TRAINING UNITS:      --

                        TOTAL FEES DUE AS OF THE EFFECTIVE DATE:     --




"CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. HEAVY BLACK LINES DENOTE SUCH OMISSIONS."

ORACLE

B.  GENERAL TERMS

1.   Definitions.
     -----------

     a. License Type
               . "Full Use Programs": unaltered versions of the Programs with all functions intact.

               . "Deployment Programs": may be used only to execute existing applications or reports. They may not be used to build or modify reports or applications. Deployment Programs are to be generated by Customer from Full Use Programs.

               . "Application Specific Deployment Programs" are limited to use solely for the purpose of running the Customer Application designated below, and may not be used to create or alter tables or reports except as necessary for operating the Customer Application. Customer Application is defined as:
                  Transactions Originating from Telecommunications Switch. Application Specific Deployment Programs are to be generated by Customer from Full Use programs.

     b. User/Device Type

               . "Named User or Developer": is defined as an individual who is authorized by Customer to use the Oracle Programs, regardless of whether the individual is actively using Programs at any given time.

               . "Concurrent Devices/Concurrent Access": the maximum number of input devices accessing the Programs at any given point in time. If multiplexing software or hardware (e.g. a TP monitor) is used, this number must be measured at the multiplexing front-end.

     c. Network
               . "Network any number of computers of the Designated Systems listed in this document which are directly or indirectly connected by connectivity Programs.

     d. Other
               . "Per Computer": licensed for use on a single specified computer.

               . "Client": a computer which (1) is used by only one person at a time, and (2) executes Oracle software in local memory or stores the software on a local storage device.

               . Program: Full Use licenses of Programs marked with the symbol "-" also include an unlimited number of deployment licenses for the Programs as specified in the Documentation,

2. Technical Support.  Customer shall designate one Customer employee (plus
   -----------------
   twice as many as designated Customer employees as backups) who shall serve as the sole liaison between Customer and Oracle as Customer's on-site Technical Support Contact. Customer shall notify Oracle whenever the designated Technical Contact responsibilities are transferred to another employee. Technical Support is effective upon shipment (or upon Order Form Effective Date for products not requiring shipment). Support fees are due and payable annually in advance. Technical Support for the second year and thereafter will be based on Oracle's then current support pncing. For any Technical Support Updates to the Programs provided under this Order Form, Oracle shall ship to the Customer Location specified above one Technical Support Update copy for each operating system. Customer shall be responsible for copying and installing the Updates on the Designated Systems in the Network for which the Programs are licensed. Thereafter, Customer may obtain annual Technical Support services from Oracle under Oracle's Technical Support fees and policies in effect when such services are ordered.


3. Miscellaneous.  Oracle shall deliver to the Customer Location, for use in the
   -------------
   U.S., one (1) copy of the software media ("Master Copy") and one (1) set of Documentation (cd-rom or bound, whichever is generally available) for each licensed Program currently available in production release as of the Effective Date below for use on the Network. Customer shall have the right to make up to one copy of the Program(s), including Documentation, for each licensed Named User/Concurrent Device of the Programs and the customer shall be responsible for installation of the software. The License Fees specified above shall be due and payable net 30 days from the invoice date, and shall be noncancellable and the sum paid nonrefundable. Customer agrees to pay applicable sales/use tax, media, and shipping charges. The following shipping terms shall apply: FOB Destination, Prepaid and Add. Oracle may refer to Customer as a customer in sales presentations, marketing vehicles and activities.

4. Additional Designated System, Until 2 years from the Effective Date, Customer
   ----------------------------
   shall have the option to add 4 additional Designated System(s) ("Additional Designated System(s)") to this Order Form at no charge, provided: (i) the Programs licensed herein are available in production release status on the Additional Designated System at the time Customer elects to add the Additional Designated System; and (ii) Customer has continuously maintained Technical Support for such Programs.

Oracle shall ship to the Customer Location a single master copy of the Programs licensed herein for the Additional Designated System added. These Programs may only be copied and installed in accordance with the terms of the Order Form; Oracle has no @er shipment obligation other than as specified above. Customer acknowledges that the Programs licensed herein for use on the Additional Designated System may not be currently available. Customer agrees that it has not relied on the availability of such Programs licensed herein in executing this Order Form and that the availability of such Programs licensed herein will not affect Customer's payment obligations hereunder. Oracle is under no obligation to make available any Programs or Program/Designated System combinations. The following shipping terms shall apply: FOB Destination, Prepaid and Add.

5.Additional Named Users/Concurrent Devices.  For 2 years from the Effective
  -----------------------------------------
Date and provided Customer has continuously maintained Technical Support, Customer may increase the number of Named Users/Concurrent Devices accessing the Programs on the Network ("Additional Named Users/Concurrent Devices") by paying Oracle an additional fee per Named User/Concurrent Device for the applicable Programs, as specified below:

                                                                      License Fee per
Program                  TM of User/Device  License Type  Additional Named User/Concurrent Device
-----------------------  -----------------  ------------  ---------------------------------------
     Oracle7 Server      Concurrent         Full Use              --
     Oracle7 Server      Concurrent         Deployment            --
     Workgroup Server    Computer           App-Specific          --
     Developer/2000      Named              Full Use              --
     Programmer/2000     Named              Full Use              --
     Designer/2000       Named              Full Use              --
     Discoverer/2000     Named              Full Use              --


   Each order for Additional Users must be at least $10,000 in net license fees; applicable sales, tax will be added to the fee. All applicable fees shall be due and payable on the date that Customer notifies Oracle in writing of its exercise of this option; Oracle has no shipment obligation. Upon election, this payment obligation is noncancelable, and the sum paid is nonrefundable.

   At the time of election, Customer may obtain Technical Support services from Oracle for Additional Named Users/Concurrent Devices ordered pursuant to this option at Oracle's applicable Technical Support fees and policies in effect when such services are ordered.

6. Additional Programs.  For a period of 2 years from the Effective Date,
   -------------------
   Customer may add the Programs listed below to the Network provided that such Programs are available in production release and are listed on Oracle's U.S. Price List for installation on the Designated Systems as of the Effective Date. The license fee for such Programs shall be at the price specified below. Customer may acquire Technical Support from Oracle for such Programs under Oracle's Technical Support fees and policies in effect when an order is placed.

                                                      License fee
       Prograrn     License Type  User/Device Type  Per License Type
       --------     ------------  ----------------  ----------------
     Oracle7 Server  Computer      App-Specific            --



"CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. HEAVY BLACK LINES DENOTE SUCH OMISSIONS."

Customer and Oracle agree that the terms and pricing of this Order Form shall not be disclosed without the prior written consent of the other party.
This quote is valid through October 25, 1996 and shall become binding upon execution by Customer and acceptance by Oracle.


     BOSTON COMMUNICATIONS GROUP, INC      ORACLE CORPORATION

     Signature: /s/ George Hertz           Signature: /s/ Maia Burke
               --------------------                  ---------------------
     Name:     George K. Hertz             Name:     Maia Burke
               --------------------                  ---------------------

     Title:    President & CEO             Title:    Manager, Sales Support
               --------------------                  ---------------------

     Effective Date: October 30, 1996

     Quote Number: q2-4/degoroff/azeilman:Ol-oct-96

SHIIPMENT SUMMARY:


                                                          CSI
PROGRAMS                   DESIGNATED SYSTEMS  MEDIA TYPE  NUMBER
Oracle7 Server             Windows NT          CD
Oracle Workgroup Server    Windows NT          CD
Developer/2000             Windows NT          CD
Programmer/2000            Windows NT          CD
Designer/2000              Windows NT          CD
Discoverer/2000            Windows NT          CD
